                                                                   EXHIBIT 99.02

                                 AMENDMENT NO. 1

                                       to

                                WARRANT AGREEMENT

            AMENDMENT NO. 1 dated as of July 9, 2004 (this  "AMENDMENT")  to the
Warrant Agreement dated as of March 23, 2002 (the "WARRANT  AGREEMENT")  between
DEL GLOBAL  TECHNOLOGIES  CORP., a New York  corporation  (the  "Company"),  and
MELLON INVESTOR SERVICES LLC, a New Jersey limited liability company, as Warrant
Agent (the "WARRANT AGENT").

            WHEREAS,  by Stipulation of Settlement  dated as of October 18, 2001
(the  "Settlement"),  the securities  class action MALEY,  ET. AL. V. DEL GLOBAL
TECHNOLOGIES CORP., ET. AL., 00 CV8490 (S.D.N.Y., J. McMahon) was settled;

            WHEREAS, pursuant to the Settlement, among other consideration,  the
Company issued the Warrants;

            WHEREAS, the Warrant Agreement provided that the Company was to "use its best  efforts  to secure the  effective  registration"  of the common  stock underlying the Warrants;

            WHEREAS,  as of February 5, 2004,  the common stock  underlying  the
Warrants  had  not  yet  been   registered  with  the  Securities  and  Exchange
Commission;

            WHEREAS,  on or about  February 6, 2004,  plaintiffs'  Lead  Counsel filed a Motion for Summary Judgment (the "Motion") seeking relief and damages as a result of the fact that the common stock underlying the Warrants had yet to be registered;

            WHEREAS, the parties have resolved their differences and settled the
Motion and any and all disputes which remained among them;

            WHEREAS,  as part of such  settlement,  the Company agreed to modify the exercise or "strike" price to purchase shares of common stock of the Company upon  exercise  of the  Warrants  from $2.00 per share to $1.50 per share and to extend the Expiration Date by one year to March 28, 2009;

            WHEREAS,  the Company and the Warrant Agent have previously  entered into the Warrant Agreement;

            WHEREAS,  the Board of Directors of the Company has determined  that it is in the best  interests  of the Company and its  shareholders  to amend the
Warrant  Agreement as hereinafter  set forth in order to effect the terms of the settlement and has duly approved this Amendment and authorized its execution and delivery; and

            WHEREAS,  the  certificates for the Warrants shall be deemed amended to reflect the terms of this Amendment.

            NOW, THEREFORE, the parties hereto agree as follows:

            1.  All  capitalized  terms used herein,  unless  otherwise  defined herein, shall have the meanings given to them in the Warrant Agreement, and each reference in the Warrant  Agreement  to "this  Agreement",  "hereof",  "herein",
"hereunder"  or "hereby"  and each other  similar  reference  shall be deemed to refer to the Warrant Agreement as amended hereby.

            2.   All  references  to  "$2.00"  in  Section  2.1 of  the  Warrant
Agreement are hereby amended to be "$1.50."

            3.  The first  sentence of Section 2.2 of the Warrant  Agreement  is hereby  amended by replacing  the  reference to "March 28, 2008" with "March 28,
2009".

            4.  This  Amendment  shall be deemed to be a contract made under the laws of the  State of New York and for all  purposes  shall be  governed  by and construed in accordance  with the laws of such State  applicable to contracts to be made and performed entirely within such State.

            5.  This Amendment may be executed in any number of counterparts and each of such  counterparts  shall for all  purposes be deemed to be an original, and all such counterparts shall together constitute one and the same instrument.

            6.  Except as expressly amended hereby,  the Warrant Agreement shall remain in full force and effect.

                                       2

            IN WITNESS WHEREOF,  this Amendment is executed as of the date first set forth above.

                                        DEL GLOBAL TECHNOLOGIES CORP.

                                        By:  /s/ Thomas V. Gilboy
                                             -----------------------------------
                                             Name:  Thomas V. Gilboy
                                             Title: Chief Financial Officer

                                        MELLON INVESTOR SERVICES LLC

                                        By:  Frank R. Misciargna
                                             -----------------------------------
                                             Name:  Frank R. Misciargna
                                             Title: Vice President and
                                                    Senior Client Service Manager